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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-52606) of MCSi, Inc. of our report appearing on page three of the MCSi, Inc. 401(k) Profit Sharing Plan on Form 11-K for the year ended December 31, 2000.




PricewaterhouseCoopers LLP
Cincinnati, Ohio
June 21, 2001